As Filed with the Securities and Exchange Commission on January 31, 2002

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 24, 2002

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(888) 279-3457
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

      For a transaction effective January 31, 2002, the Regular Trustees (the "Trustees") of BAC Capital Trust II (the "Trust") approved the public offering of 36,000,000 of the Trust's 7% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $900,000,000 (the "Capital Securities") to various underwriters pursuant to an Underwriting Agreement dated as of January 24, 2002, and otherwise established the terms and conditions of the Capital Securities. The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to Bank of America Corporation (the "Corporation") and otherwise established the terms and conditions of the Common Securities. The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 7% Junior Subordinated Notes, due 2032 of the Corporation (the "Junior Subordinated Notes") issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Second Supplemental Indenture dated as of January 31, 2002. The Underwriting Agreement is included as Exhibit 1.1 hereto. The resolutions of the Trustees are included as Exhibit 99.1 hereto.

     By written consent dated January 24, 2002, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Subordinated Notes having an aggregate principal amount of up to $928,000,000 and otherwise established the terms and conditions of the Junior Subordinated Notes. Resolutions of the Committee are included as Exhibit 99.2 hereto.

     The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants' Prospectus dated November 15, 2001 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated January 24, 2002.

     The Capital Securities were issued pursuant to a Registration Statement on Form S-3, Registration Nos. 333-70984 and 333-70984-03 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $2,000,000,000 aggregate initial price of the Junior Subordinated Notes and up to $2,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust I, BAC Capital Trust II, BAC Capital Trust III and BAC Capital Trust IV together with related guarantees of such preferred securities by the Corporation. The Registration Statement was declared effective on November 15, 2001, and the offering was closed on January 31, 2002

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.                             DESCRIPTION OF EXHIBIT

   1.1                           Underwriting Agreement dated as of January 24, 2002 with respect to the offering of the Capital Securities

   4.1                           Form of Capital Securities (included in Exhibit 4.4)

   4.2                           Form of Junior Note (included in Exhibit 4.3)

   4.3                          Second Supplemental Indenture to be used in connection with the issuance of Junior Notes dated as of January 31, 2002

   4.4                          Amended and Restated Declaration of Trust of BAC Capital
                                  Trust II dated as of January 24, 2002

   4.5                          Capital Securities Guarantee Agreement dated as of January 31, 2002

  99.1                         Consent to Action by Regular Trustees of BAC Capital Trust II
                                  dated January 31, 2002 with respect to the terms of the offering of the Capital Securities

  99.2                         Resolutions of a Committee appointed by the Board of Directors of Bank of
                                  America Corporation dated January 24, 2002 with respect to the Junior Subordinated Notes

  99.3                          News Release disseminated on January 24, 2002 regarding the sale of the Capital Securities

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   BANK OF AMERICA CORPORATION

                                                                   By: /s/ TERESA M. BRENNER
                                                                         TERESA M. BRENNER
                                                                         Associate General Counsel

Dated: January 31, 2002

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INDEX TO EXHIBITS
 Exhibit No.

   1.1            Underwriting Agreement dated as of January 24, 2002 with respect to the offering of the Capital Securities

   4.1             Form of Capital Securities (included in Exhibit 4.4)

   4.2             Form of Junior Note (included in Exhibit 4.3)

   4.3             Second Supplemental Indenture to be used in connection with the issuance of Junior
                     Notes dated as of January 31, 2002

   4.4             Amended and Restated Declaration of Trust of BAC Capital Trust II dated as of
                      January 24, 2002

   4.5              Capital Securities Guarantee Agreement dated as of January 31, 2002

 99.1              Consent to Action by Regular Trustees of BAC Capital Trust II dated January 31, 2002 with respect to the terms of the offering of the Capital Securities

 99.2              Resolutions of a Committee appointed by the Board of Directors of Bank of America
                      Corporation dated January 24, 2002 with respect to the Junior Subordinated Notes

 99.3             News Release disseminated on January 24, 2002 regarding the sale of the Capital Securities